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Exhibit 4.11

[FACE OF CERTIFICATE]

NUMBER	SHARES

AE

[LOGO]

AMERICAN EQUITY INVESTMENT
LIFE HOLDING COMPANY
INCORPORATED UNDER THE LAWS OF THE STATE OF IOWA

THIS CERTIFICATE IS TRANSFERABLE IN CANTON, MA, JERSEY CITY, NY OR NEW YORK, NY	CUSIP 025676 20 6 SEE REVERSE FOR CERTAIN DEFINITIONS

THIS CERTIFIES that

is the owner of

FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK $1.00 PAR VALUE PER SHARE OF

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY

The shares represented by this certificate are transferable only on the stock transfer books of the corporation by the holder of record hereof, or by his duly authorized attorney or legal representative, upon the surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Certificate of Incorporation of the corporation and any amendments thereto (copies of which are on file with the Transfer Agent), to all of which provisions the holder by acceptance hereof, assents. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

        IN WITNESS WHEREOF, AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY has caused this certificate to be executed by the facsimile signatures of its duly authorized officers and has caused a facsimile of its corporate seal to be hereunto affixed.

                                Dated:

[CORPORATE SEAL]	/s/ D.J. NOBLE PRESIDENT	/s/ DEBRA J. RICHARDSON SECRETARY

COUNTERSIGNED AND REGISTERED:
          EQUISERVE TRUST COMPANY, N.A.
                                                   TRANSFER AGENT
                                                   AND REGISTRAR

BY

AUTHORIZED SIGNATURE

[REVERSE OF CERTIFICATE]

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	-	as tenants in common	UNIF GIFT MIN ACT-	____Custodian______
TEN ENT	-	as tenants by the entireties		(Cust) (Minor)
JT TEN	-	as joint tenants with right of		under Uniform Gifts to Minors
		survivorship and not as tenants		Act _________
		in common		(State)

Additional abbreviations may also be used though not in the above list.

For Value Received, _________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP OR POSTAL CODE OF ASSIGNEE)

shares

of the common stock represented by the within certificate and do hereby irrevocably constitute and appoint

Attorney

to transfer the said stock on the books of the within-named corporation with full power of substitution in the premises.

Dated ___________________________________

NOTICE:	THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE GUARANTEED:
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

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AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY INCORPORATED UNDER THE LAWS OF THE STATE OF IOWA